Exhibit 99.1

Press Release

TechnipFMC Announces Executive Leadership Change

LONDON, PARIS, HOUSTON, January 12, 2021 — TechnipFMC (NYSE: FTI) (PARIS: FTI) announced today that Alf Melin has been named Executive Vice President and Chief Financial Officer, effective January 25, 2021.

Mr. Melin has been with the Company since 1995 and has held multiple leadership positions in finance, treasury and operations. He currently serves as Senior Vice President, Finance Operations, where he is responsible for the Company’s global finance activities across all segments. Additionally, he has direct oversight of finance operations for the Subsea segment. Prior to this, he held various operational roles, including Senior Vice President, Surface Americas, and General Manager, Fluid Control. A graduate of Lund University in Sweden, Mr. Melin’s service with the Company includes eight years in various global locations.

This appointment follows the resignation, also effective January 25, 2021, of Maryann Mannen as Executive Vice President and Chief Financial Officer, who is leaving the Company to pursue an identified opportunity.

Doug Pferdehirt, Chairman and CEO of TechnipFMC, stated “I am pleased to announce Alf Melin’s appointment to Executive Vice President and Chief Financial Officer of TechnipFMC. He has made significant contributions in the development of the Company’s current finance organization, making him a natural successor. I am confident that Alf’s extensive financial experience and deep operational knowledge of our Subsea and Surface Technologies businesses have prepared him well to lead the finance organization of TechnipFMC.”

“Finally, I would like to thank Maryann for the many contributions she has made throughout her 35 year career with TechnipFMC, culminating in our planned separation into two industry-leading publicly traded companies. This allows for a natural leadership succession to occur. I wish her all the best in her new role.”

Important Information for Investors and Securityholders

Forward-looking statements

This release contains "forward-looking statements" as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Words such as “expect,” “plan,” “intend,” “would,” “will,” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature, and include any statements with respect to the potential separation of the Company into TechnipFMC and Technip Energies, the expected financial and operational results of TechnipFMC and Technip Energies after the potential separation and expectations regarding TechnipFMC’s and Technip Energies’ respective capital structures, businesses or organizations after the potential separation. Such forward-looking statements involve significant risks, uncertainties and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. For information regarding known material factors that could cause actual results to differ from projected results, please see our risk factors set forth in our filings with the United States Securities and Exchange Commission, which include our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, our filings with the Autorité des marchés financiers or the U.K. Financial Conduct Authority, as well as the following:

•
risks associated with disease outbreaks and other public health issues, including the coronavirus disease 2019 (COVID-19), their impact on the global economy and the business of our company, customers, suppliers and other partners, changes in, and the administration of, treaties, laws, and regulations, including in response to such issues and the potential for such issues to exacerbate other risks we face, including those related to the factors listed or referenced below;

•	risks associated with the impact or terms of the potential separation;
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risks associated with the benefits and costs of the potential separation, including the risk that the expected benefits of the potential separation will not be realized within the expected time frame, in full or at all;

•
risks that the conditions to the potential separation, including regulatory approvals, will not be satisfied and/or that the potential separation will not be completed within the expected time frame, on the expected terms or at all;

•	the expected tax treatment of the potential separation, including as to shareholders in the United States or other countries;
•	risks associated with the sale by TechnipFMC of shares of Technip Energies to Bpifrance, including whether the conditions to closing will be satisfied;
•
changes in the shareholder bases of the Company, TechnipFMC and Technip Energies, and volatility in the market prices of their respective shares, including the risk of fluctuations in the market price of Technip Energies’ shares as a result of substantial sales by TechnipFMC of its interest in Technip Energies;

•	risks associated with any financing transactions undertaken in connection with the potential separation;
•
the impact of the potential separation on our businesses and the risk that the potential separation may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	unanticipated changes relating to competitive factors in our industry;
•	our ability to timely deliver our backlog and its effect on our future sales, profitability, and our relationships with our customers;
•	our ability to hire and retain key personnel;
•
U.S. and international laws and regulations, including existing or future environmental or trade/tariff regulations, that may increase our costs, limit the demand for our products and services or restrict our operations;

•	disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; and
•	downgrade in the ratings of our debt could restrict our ability to access the debt capital markets.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

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About TechnipFMC

TechnipFMC is a global leader in the energy industry, delivering projects, products, technologies and services. With our proprietary technologies and production systems, integrated expertise, and comprehensive solutions, we are transforming our customers’ project economics.

Organized in three business segments — Subsea, Surface Technologies and Technip Energies — we are uniquely positioned to deliver greater efficiency across project lifecycles from concept to project delivery and beyond. Through innovative technologies and improved efficiencies, our offering unlocks new possibilities for our customers in developing their energy resources and in their positioning to meet the energy transition challenge.

Each of our approximately 36,000 employees is driven by a steady commitment to clients and a culture of project execution, purposeful innovation, challenging industry conventions, and rethinking how the best results are achieved.

TechnipFMC utilizes its website www.TechnipFMC.com as a channel of distribution of material company information. To learn more about us and how we are enhancing the performance of the world’s energy industry, go to www.TechnipFMC.com and follow us on Twitter @TechnipFMC.

Investor relations

Matt Seinsheimer
Vice President Investor Relations
Tel: +1 281 260 3665
Email: Matt Seinsheimer

Phillip Lindsay
Director Investor Relations (Europe)
Tel: +44 (0) 20 3429 3929
Email: Phillip Lindsay

Media relations

Christophe Bélorgeot
Senior Vice President Corporate Engagement
Tel: +33 1 47 78 39 92
Email: Christophe Belorgeot

Brooke Robertson
Public Relations Director
Tel: +1 281 591 4108
Email: Brooke Robertson